UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2019

PreCheck Health Services, Inc.

(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

305 W. Woodard Street, Suite 221, Denison TX 75020

(Address of Principal Executive Offices)

(903) 337-1872

(Registrant’s Telephone number)

Nature’s Best Brands, Inc.

(Former name of Registrant)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.07 Submission of Matters to a Vote of Security Holders

As reported in the Company’s Information Statement which was filed with the Commission on December 12, 2018, on December 10, 2018, the Company obtained the consent of the holders of 10,500,000 shares of common stock, representing 74.3% of the outstanding common stock, to the adoption of the Company’s Amended and Restated Articles of Incorporation.

On January 3, 2019, the Company amended and restated its articles of incorporation with the filing with the Secretary of State of Florida of its Amended and Restated Articles of Incorporation (the “Restated Articles”).

The following is a summary of the changes made by the Restated Articles and is qualified in its entirety by the Restated Articles, a copy of which is filed as Exhibit 3.1 to this Form 8-K. The Restated Articles make the following changes to our present articles of incorporation.

Change of Name

The name of the Company is changed to PreCheck Health Services, Inc. The change of name will become effective in the marketplace upon receipt of clearance from FINRA.

Changes Relating to the Rights of Preferred Stock and Common Stock.

The Company’s articles of incorporation formerly provided that:

•

the board of directors may issue shares of common and/or preferred stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions as shall be stated in the resolutions which creates such series, and

•	the holders of common stock or preferred stock have no preemptive rights or rights of subscription or to acquire shares or securities convertible into shares of the Company.

The Restated Articles to not give the directors any rights to designate series of common stock. Each share of common stock in entitled to one vote.

Section 607.0630 of the Florida Business Corporation Act provides that the he shareholders of a corporation do not have a preemptive right to acquire the Company’s corporation’s unissued shares or the Company’s treasury shares, except in each case to the extent the articles of incorporation so provide. The Restated Articles do not have any provision relating to preemptive rights with respect to the common stock, with the result that the holders of common stock have no preemptive rights.

The Restated Articles provide for the creation and issuance of one or more classes or series of preferred stock, as shall be stated in the resolution or resolutions adopted by the board providing for the issuance of such class or series and included in a certificate of amendment, and the board is expressly vested with the authority to the full extent provided by law to adopt any such resolution or resolutions. Each class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the board may determine, from time to time, which shall be set forth in the preferred stock designation, including, but not limited to:

(i) the designation of such class or series and the number of shares to constitute such class or series;

(ii) whether dividends shall be payable with respect to such class or series, and, if dividends are payable, the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

2

(iii) whether the shares of such class or series shall be subject to redemption by us, and, if made subject to such redemption, the times, prices, manner and other terms and conditions of such redemption;

(iv) the special and relative rights and preferences, if any, and the amount or amounts per share, if any, which the shares of such class or series of preferred stock shall be entitled to receive, in preference over any or all other classes or series, upon any voluntary or involuntary liquidation, dissolution or winding up (and distribution of the Company’s net assets in connection therewith), and the extent that the holders of such class or series participate with the holders of any other class or series of capital stock;

  (v) whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi) the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such class or series shall be entitled;

(vii) the Company’s obligation, if any, to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(vii) voting rights, if any, including special, conditional or limited voting rights with respect to any matter, including with respect to the election of directors and matters adversely affecting any class or series of preferred stock;

(viii) limitations and restrictions, if any, on the issuance or reissuance of any additional shares of such class or series or of any class or series of preferred stock;

(ix) any preemptive rights or rights or options or other preferential rights to purchase securities to which the holders of any class or series of preferred stock shall or may be entitled; and

(x) such other preferences, limitations or relative rights and privileges thereof as the board, acting in accordance with applicable law and the Restated Articles, may deem advisable and which are not inconsistent with law or with the provisions of the Restated Articles.

Limitation of Liability

The Restated Articles provides that no director or officer shall be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director except for (i) for fraudulent acts, or (ii) for breach of fiduciary duty, (iii) any conduct which, under the laws of the State of Florida, a director or officer can be held to be personally liable.

Indemnification

The Restated Articles provide broad indemnification of directors and officers to the maximum extent provided by law. The Restated Articles also provide for advancement of expenses, subject to certain limitations set forth in the Restated Articles.

Item 9.01. Financial Statements and Exhibits

d. Exhibits.

Exhibit No.	Description
3.1	Restated and Amended Articles of Incorporation

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECHECK HEALTH SERVICES, INC.

Date: January 7, 2019	By:	/s/ Lawrence Biggs
Lawrence Biggs
Chief Executive Officer

4